CRITICAL ACCOUNTING ESTIMATES AND JUDGEMENTS	12 Months Ended
Dec. 31, 2021
Disclosure of critical accounting estimates and judgements [Abstract]
CRITICAL ACCOUNTING ESTIMATES AND JUDGEMENTS

NOTE 4 -CRITICAL ACCOUNTING ESTIMATES AND JUDGEMENTS

Estimates and judgments are continually evaluated and are based on historical experience and other factors, including expectations of future events that are believed to be reasonable under the circumstances. The Group makes estimates and assumptions concerning the future. The resulting accounting estimates will, by definition, seldom equal actual results. The estimates and assumptions that have a significant risk of causing a material adjustment to the carrying amounts of assets and liabilities within the next financial year are addressed below.

(1)Assessing the useful lives of non-financial assets:

The useful economic lives of the Group's property and equipment are an estimate determined by management. The Group defines useful economic life of its assets in terms of the assets' expected utility to the Group. This estimation is based on assumptions of future changes in technology or changes in the Group's intended use of these assets, experience of the Group with similar assets, and legal or contract periods where relevant.

The useful economic lives of the Group's intangible assets are an estimate determined by management based on assumptions of future changes in technology, legal rights, experience of customer's behavior, and experience of the Group with similar assets where relevant. The assets estimated economic useful lives are reviewed, and adjusted if appropriate, at least annually. See also note 2(f).

(2)Assessing the recoverable amount for impairment tests of non-financial assets :

The Group is required to determine at the end of each reporting period whether there is any indication that an asset may be impaired. If indicators for impairment are identified the Group estimates the assets' recoverable amount, which is the higher of an asset's fair value less costs to sell and value in use. The value-in-use calculations require management to make estimates of the projected future cash flows. Determining the estimates of the future cash flows is based on management past experience and best estimate for the economic conditions that will exist over the remaining useful economic life of the Cash Generating Unit (CGU). See also notes 2(i), and 13.

Trends in the economic and financial environment, competition and regulatory authorities' decisions, or changes in competitors’ behavior in response to the economic environment may affect the estimate of recoverable amounts in future periods. See also note 2(i).

Continued increases in the level of competition for cellular and fixed-line services may bring further downward pressure on prices which may require us to perform further impairment tests of our assets. Such impairment tests may lead to recording additional significant impairment charges, which could have a material negative impact on our operating and profit.

F - 37

PARTNER COMMUNICATIONS COMPANY LTD.
(An Israeli Corporation)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 4 -CRITICAL ACCOUNTING ESTIMATES AND JUDGEMENTS (continued)

(3)Assessing the recoverable amount for impairment tests of goodwill:

Goodwill impairment reviews are undertaken annually or more frequently if events or changes in circumstances indicate that the carrying amount may not be recoverable. The recoverable amount is the higher of an asset's fair value less costs of disposal and value in use. The recoverable amount of the fixed-line segment to which goodwill has been allocated has been determined based on value-in-use calculations. For the purpose of the goodwill impairment tests as of December 31, 2019, 2020 and 2021 the recoverable amount was assessed by management with the assistance of external independent experts (BDO Ziv Haft Consulting & Management Ltd.) based on value-in-use calculations. The value-in-use calculations use pre-tax cash flow projections covering a five-year period. Cash flows beyond the five-year period to be generated from continuing use are extrapolated using estimated growth rates. The terminal growth rate represents the long-term average growth rate of the fixed-line communications services business.

The key assumptions used in the December 31, 2021 test were as follows:

Terminal growth rate	1%
After-tax discount rate	7%
Pre-tax discount rate	8.5%

The impairment test as of December 31, 2021 was based on assessments of financial performance and future strategies in light of current and expected market and economic conditions. Trends in the economic and financial environment, competition and regulatory authorities' decisions, or changes in competitors’ behavior in response to the economic environment may affect the estimate of recoverable amounts. See also note 13(1) and note 2(h). No impairment charges were recognized with respect to goodwill in 2019, 2020 and 2021.

Sensitivity Analysis:

The headroom of the fixed line segment recoverable amount over the carrying amount as of December 31, 2019, 2020 and 2021 was approximately 42%, 37% and 52% respectively.

Sensitivity analysis was performed for the recoverable amount as of December 31, 2021 for a change of the after-tax discount rate within the range of ± 10% multiplied by the variable 7% (6.3% to 7.7%), assuming all other variables constant. Sensitivity analysis was also performed for a change of the terminal growth rate within the range of ± 1% of the variable 1.0% (0% to 2%), assuming all other variables constant. Results showed that no impairment charge is required for both analyses.

F - 38

PARTNER COMMUNICATIONS COMPANY LTD.
(An Israeli Corporation)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 4 -CRITICAL ACCOUNTING ESTIMATES AND JUDGEMENTS (continued)

(4)Assessing impairment of financial assets:

The allowance for credit losses for financial assets is based on assumptions about risk of default and expected loss rates. The Group uses judgment in making these assumptions and selecting the inputs to the impairment calculation, based on the Group’s past history, existing market conditions as well as forward looking estimates at the end of each reporting period. Individual receivables which are known to be uncollectable are written off by reducing the carrying amount directly. The other receivables are assessed collectively, grouped based on shared credit risk characteristics and the days past due.

The Group assesses on a forward looking basis the expected credit losses associated with its debt instruments carried at amortized cost. The impairment methodology applied depends on whether there has been a significant increase in credit risk. For trade receivables and contract assets with and without significant financing components, the Group applies IFRS 9 simplified approach to measuring expected credit losses which uses a lifetime expected loss allowance. To measure the expected credit losses, trade receivables have been grouped based on shared credit risk characteristics and period past due. The expected loss rates are based on the payment profiles of sales, and the corresponding historical credit losses experienced. The historical loss rates are adjusted to reflect current and forward-looking information on factors affecting the ability of the customers to settle the receivables. See notes 7, 6(a)(3), 2(j).

(5)Considering the likelihood of contingent losses and quantifying possible legal settlements:

Provisions are recorded when a loss is considered probable and can be reasonably estimated. Judgment is necessary in assessing the likelihood that a pending claim or litigation against the Group will succeed, or a liability will arise, quantifying the best estimate of final settlement. These judgments are made by management with the support of internal specialists, or with the support of outside consultants such as legal counsel. Because of the inherent uncertainties in this evaluation process, actual results may be different from these estimates. See notes 2(m), 14 and 20.